                              Vivra Incorporated

               Condensed Supplemental Consolidated Balance Sheets
                                (IN THOUSANDS)


                                                                                    Feb. 29,   Nov. 30
                                                                                      1996       1995
                                                                                  ---------------------
                                                                                   (UNAUDITED) (NOTE A)

ASSETS
CURRENT ASSETS
Cash and cash equivalents                                                          $  63,920  $  53,990

Short-term investments - held-to-maturity and available-for-sale                      43,600     43,616
Accounts receivable, less allowance for doubtful accounts (2/29/96 - $13,791 and
  11/30/95 - $13,279)                                                                 67,184     64,004
Inventories                                                                           10,858      9,030
Prepaid expenses and other current assets                                              2,370      1,959
Deferred income taxes                                                                 13,649     14,514
                                                                                   --------------------
Total Current Assets                                                                 201,581    187,113

Marketable non-current investments - held-to-maturity                                 24,024     22,510

Property, buildings and equipment - at cost, less allowances for depreciation
  (2/29/96 - $42,527 and 11/30/95 - $40,775                                           79,396     76,189
Other Assets                                                                           7,141      8,479
Goodwill and other intangibles, less accumulated amortization
  (2/29/96 - $7,692 and 11/30/95 - $6,727)                                           114,965    113,935
                                                                                   --------------------
                                                                                    $427,107   $408,226
                                                                                   ====================
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable                                                                    $ 11,685   $ 11,004
Accrued payroll and related benefits                                                  21,263     22,693
Other accrued expenses                                                                12,708     10,768
Income taxes                                                                          10,929      4,674
Current portion of deferred income taxes                                               3,476      3,791
Current maturities of long-term debt                                                   1,568      1,477
                                                                                   --------------------
Total Current Liabilities                                                             61,629     54,407
Long-term debt - exclusive of current maturities                                       1,527      1,840
Deferred income taxes                                                                  5,123      6,643
Minority interest                                                                       (269)      (238)

STOCKHOLDERS' EQUITY:
Common stock, par value $.01 per share; authorized 80.0 million shares; issued 38.6
  million shares in 1996 and 38.1 million in 1995                                        386        381
Additional paid-in capital                                                           145,837    142,762
Retained earnings                                                                    208,254    197,361
Net unrealized gain on marketable securities, less applicable income taxes             4,620      5,070
                                                                                   --------------------
Total Stockholders' Equity                                                           359,097    345,574
                                                                                   --------------------
                                                                                    $427,107   $408,226
                                                                                   ====================

SEE ACCOMPANYING NOTES TO CONDENSED SUPPLEMENTAL CONSOLIDATED FINANCIAL
STATEMENTS

                                 Vivra Incorporated

              Condensed Supplemental Consolidated Statements of Earnings
                      (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                          Three Months Ended
                                                            February 29/28,
                                                             1996     1995
                                                          ------------------
                                                              (UNAUDITED)
REVENUES
Operating revenues                                         $106,613  $87,214
Other income                                                  1,878      687
                                                           -----------------
Total Revenues                                              108,491   87,901

COSTS AND EXPENSES
Operating                                                    76,665   58,503
General and administrative                                   10,627   12,501
Depreciation                                                  3,122    2,440
Interest                                                         42      203
                                                           -----------------
Total Costs and Expenses                                     90,456   73,647

Earnings from continuing operations, before
  minority interest and income taxes                         18,035   14,254
Minority interest                                               (10)     (22)
                                                           -----------------
Earnings from continuing operations, before income taxes     18,025   14,232
Income taxes                                                  6,811    5,546
                                                           -----------------
NET EARNINGS                                                $11,214   $8,686
                                                           =================
NET EARNINGS PER SHARE                                         $.29     $.26
                                                           =================
AVERAGE NUMBER OF COMMON SHARES                              38,256   33,394


SEE ACCOMPANYING NOTES TO CONDENSED SUPPLEMENTAL CONSOLIDATED FINANCIAL
STATEMENTS

                           Vivra Incorporated

      Condensed Supplemental Consolidated Statements of Cash Flows
                             (IN THOUSANDS)


                                                                                         Three Months Ended
                                                                                           February 29/28,
                                                                                           1996      1995
                                                                                         -----------------
                                                                                             (UNAUDITED)

OPERATING ACTIVITIES
Net earnings                                                                             $11,214    $8,686
Adjustments to reconcile net earnings to net cash provided by operating activities:
  Depreciation and amortization                                                            4,287     2,959
  Loss (Gain) on sale of property and investments                                            327       (15)
  Other                                                                                   (1,980)     (713)
  Changes in assets and liabilities:
    Accounts receivable                                                                   (2,312)   (3,030)
    Inventories                                                                           (1,746)     (567)
    Prepaid expenses and other current assets                                               (429)     (179)
    Deferred income taxes                                                                    867    (1,094)
    Accounts payable                                                                         377     4,927
    Accrued payroll and related benefits                                                  (1,306)     (337)
    Other accrued expenses                                                                   899    (3,438)
    Income taxes                                                                           6,193     3,242
                                                                                         -----------------
Net cash flow from operations                                                             16,391    10,441

FINANCING ACTIVITIES
Payments on long-term debt                                                                  (158)   (5,377)
Proceeds from Common Stock offering                                                            -    59,786
Proceeds from exercise of stock options and related transactions                           2,131     7,177
                                                                                         -----------------
Net cash flow from financing                                                               1,973    61,586

INVESTING ACTIVITIES
Purchase of property, buildings and equipment                                             (8,212)   (4,479)
Purchase of held-to-maturity investments                                                 (17,435)        -
Redemption of held-to-maturity investments                                                10,070         -
Proceeds from sale of available-for-sale investments                                       5,911         -
Proceeds from sale of property, buildings and equipment                                      574        11
Proceeds from investments in partnerships                                                  1,700         -
Payment for business acquisitions, net of cash acquired                                   (1,042)  (15,563)
                                                                                         -----------------
Net cash flow used in investing                                                           (8,434)  (20,031)
                                                                                         -----------------
Net increase in cash and cash equivalents                                                  9,930    51,996
Beginning cash and cash equivalents                                                       53,990    80,620
                                                                                         -----------------
Ending cash and cash equivalents                                                         $63,920  $132,616
                                                                                         =================

SEE ACCOMPANYING NOTES TO CONDENSED SUPPLEMENTAL CONSOLIDATED FINANCIAL
STATEMENTS

                             Vivra Incorporated
       Notes to Condensed Supplemental Consolidated Financial Statements
                             February 29, 1996

A.   BASIS OF PRESENTATION

     The condensed supplemental consolidated financial statements are unaudited pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. In the opinion of management, all adjustments necessary for a fair presentation of the financial position, results of operations and cash flows for the periods presented have been made and are of a normal recurring nature. The Company completed business combinations with Orthonet, Inc. on February 28, 1996, Brennan, Martell and Mirmelli, M.D.'s, P.A. and Allergy & Asthma Institute of South Florida, P.A. on May 1, 1996 and Kidney Centers of Charleston, Inc. on May 1, 1996 in stock for stock exchanges or mergers with the Company. These condensed supplemental consolidated financial statements have been prepared following the pooling-of-interests method of accounting and reflect the combined financial position and operating results of the Company and these combined businesses for all periods presented. Upon issuance of financial statements for the period that includes the date of these mergers, these condensed supplemental consolidated financial statements will become the historical financial statements of the Company.

     The condensed supplemental consolidated financial statements should be read in conjunction with the Company's November 30, 1995 consolidated supplemental financial statements and the notes thereto included and filed herewith.


B.   ACQUISITIONS

     During the three months ended February 29, 1996, the Company acquired three dialysis centers. Total consideration paid was $6.4 million, consisting of cash of $2.5 million and 154,037 shares of the Company's common stock, which exceeded the fair market value of net assets acquired by $2.4 million.

     Also during the three months ended February 29, 1996, the Company acquired four physician practices and an orthopedics network. Total consideration paid was $12.3 million, consisting of cash of $0.5 million and 431,382 shares of the Company's common stock, which exceeded the fair market value of net assets acquired by $0.7 million.


C.   RECENT ACCOUNTING PRONOUNCEMENTS

     Effective March 1995, the Financial Accounting Standards Board issued Statement No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF ("FAS 121"), which requires impairment losses to be recorded on long-lived assets used in operations, or to be disposed of, when such impairment has been determined. On December 1, 1995, the Company adopted FAS 121 and the impact of this adoption did not have a material effect on the Company.

                               VIVRA INCORPORATED
                SUPPLEMENTAL COMPUTATION OF EARNINGS PER SHARE
                   (in thousands, except per share amounts)

                                                Three Months Ended
                                                  February 29/28,
                                                  1996      1995
                                                ------------------

PRIMARY:
   Average shares outstanding*                   38,256     33,394
   Stock options granted to employees, based
     on the treasury-stock method using
     average market price                           655(1)     806(1)
                                                -------     ------
   Total                                         38,911     34,200

Net earnings                                    $11,214     $8,686
                                                =======     ======

Net Earnings per share                             $.29       $.26
                                                =======     ======

FULLY DILUTED:
   Average shares outstanding*                   38,256     33,394
   Stock options granted to employees, based
     on the treasury-stock method using
     quarter end market price, if higher than
     average market price                           747(1)     902(1)
                                                -------    -------
   Total                                         39,003     34,296

Net earnings                                    $11,214     $8,686
                                                =======     ======

Net Earnings per share                          $   .29     $  .26
                                                =======     ======


_____________

* Adjusted to reflect three-for-two stock splits payable to shareholders of record on November 22, 1995 and November 10, 1993, respectively, and the issuance of 1,405,373 shares of Common Stock in connection with the pooling of interests described in Note 1 to the Supplemental Consolidated Financial Statements, reflected retroactively for all periods presented.

(1) As the dilutive Common Stock equivalents are less than 3% of the weighted average outstanding shares, they have not been included in the completion of earnings per share as shown in the Condensed Supplemental Consolidated Financial Statements.